Exhibit 10.15

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT made as of the              day of November, 2000, by and between BROADWAY BUSINESS CENTER LLC, a Massachusetts limited liability company (“Landlord”) and LESLIE’S POOLMART, INC., a Delaware corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into a certain Lease (the “Lease”), dated as of October 31, 2000, whereby Tenant agreed to lease certain premises consisting of approximately 37,579 rentable square feet in the building located at 4620 40th Street, Phoenix, Arizona, which building is located within the property known as Broadway Business Center;

WHEREAS, pursuant to a side letter, dated as of October 31, 2000, Landlord and Tenant agreed that at such time as the actual date for the commencement of construction of Landlord’s Work is established, Section 1.1 of the Lease and Schedule 1 to Exhibit B of the Lease would be revised based on the issuance of a new Work Schedule; and

WHEREAS, Landlord and Tenant desire to memorialize their understanding and modify the Lease consistent therewith,

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.	Amendment to Section 1.1. The definition of “Schedule Commencement Date” shall be deleted in its entirety and replaced with the following:

SCHEDULED COMMENCEMENT DATE:	December 22, 2000 with respect to that portion of the space shown on Exhibit A as the “Second Generation Space” and January 11, 2001 with respect to that portion of the space shown on Exhibit A as the “Shell Space”

2.	Amendment to Exhibit B. Schedule 1 to Exhibit B of the Lease is hereby deleted in its entirety and. replaced with Schedule l (Revised), which is attached to this Amendment.

3.	No Other Amendments. In all other respects, the terms and provisions of the Lease are ratified and reaffirmed hereby, are incorporated herein by this reference and shall be binding upon the parties to this First Amendment.

4.	Definitions. All capitalized terms used and not otherwise defined herein, shall have the meanings ascribed to them in the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be duly executed, under seal, by persons hereunto duly authorized, in multiple copies, each to be considered an original hereof, as of the day and year first above written.

BROADWAY BUSINESS CENTER LLC

	By:	MSC Broadway LLC, Primary Member

By:
Name:
Title:

LESLIE’S POOLMART, INC.

By:	/s/ Donald J. Anderson
Name:	Donald J. Anderson
Title:	Vice President and CFO

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